Exhibit 10.2

STORM RECOVERY PROPERTY SALE AGREEMENT

between

SWEPCO STORM RECOVERY FUNDING

Issuer

and

SOUTHWESTERN ELECTRIC POWER COMPANY

Seller

Dated as of [●], 2024

i

ii

STORM RECOVERY PROPERTY SALE AGREEMENT

This STORM RECOVERY PROPERTY SALE AGREEMENT (this “Agreement”), dated as of [●] [●], 2024, is between SWEPCO STORM RECOVERY FUNDING LLC, a Louisiana limited liability company (the “Issuer”), and SOUTHWESTERN ELECTRIC POWER COMPANY, a Delaware corporation, as seller (the “Seller”).

WHEREAS, the Issuer desires to purchase the Storm Recovery Property created pursuant to the Securitization Act and the Financing Order;

WHEREAS, the Seller is willing to sell its rights and interests in and to the Storm Recovery Property to the Issuer;

WHEREAS, the Issuer, in order to finance the purchase of the Storm Recovery Property, will issue the Storm Recovery Bonds under the Indenture; and

WHEREAS, the Issuer, to secure its obligations under the Storm Recovery Bonds and the Indenture, will pledge its right, title and interest in the Storm Recovery Property and this Agreement to the Indenture Trustee for the benefit of the Storm Recovery Bondholders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix A to that certain Indenture, dated as of [●], 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (the “Indenture Trustee”), and U.S. Bank National Association, a national banking association, not in its individual capacity but solely in its capacity as securities intermediary. Not all terms defined in Appendix A to the Indenture are used in this Agreement.

Section 1.02.  Other Definitional Provisions.

(a)   “Agreement” means this Storm Recovery Property Sale Agreement, as the same may be amended and supplemented from time to time.

(b)   Non-capitalized terms used herein which are defined in the Securitization Act, as the context requires, have the meanings assigned to such terms in the Securitization Act, but without giving effect to amendments to the Securitization Act after the date hereof which have a material adverse effect on the Issuer or the Storm Recovery Bondholders.

(c)   All terms defined in this Agreement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(d)   The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e)   The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(f)   Any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, supplemented, restated or otherwise modified from time to time.

ARTICLE II

CONVEYANCE OF THE STORM RECOVERY PROPERTY

Section 2.01.  Conveyance of the Storm Recovery Property.

(a)   In consideration of the Issuer’s payment to or upon the order of the Seller of $[●] (the “Purchase Price”), subject to the satisfaction or waiver of the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject, for the avoidance of doubt, to the express obligations of the Seller herein) or warranty, except as set forth herein, all right, title and interest of the Seller in, to and under the Storm Recovery Property as identified in the Bill of Sale delivered pursuant to Section 2.02(i) on or prior to the Closing Date (such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property to include, to the fullest extent permitted by the Securitization Act, the right to impose, bill, charge, collect and receive the Storm Recovery Charges, the right to obtain periodic adjustments to Storm Recovery Charges and the assignment of all revenues, collections, claims, rights to payments, payments, money or proceeds of or arising from the Storm Recovery Charges, as the same may be adjusted from time to time, regardless of whether such revenues, collections, claims, rights to payment, payments, money, or proceeds are imposed, billed, received, collected or maintained together with or commingled with other revenues, collections, rights to payment, payments, money or proceeds). Such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 1230(1) of the Securitization Act and other applicable law, is an absolute transfer and true sale and is not a secured transaction and title and ownership has passed to the Issuer. The preceding sentence is the statement referred to in Section 1230 of the Securitization Act. The Seller agrees and confirms that upon payment of the Purchase Price and the execution and delivery of this Agreement and the Bill of Sale, the sale, transfer, assignment, setting over and conveyance hereunder shall be effective and the Seller shall have no right, title or interest in, to or under the Storm Recovery Property. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 1230(1) of the Securitization Act, then such sale, assignment and transfer shall be treated as a pledge of the Storm Recovery Property and as the creation of a security interest (within the meaning of the Securitization Act and the UCC) in the Storm Recovery Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Storm Recovery Property to the Issuer, the Seller hereby grants a security interest in the Storm Recovery Property to the Issuer (and to the Indenture Trustee for the benefit of the Storm Recovery Bondholders) to secure their respective rights under the Basic Documents to receive the Storm Recovery Property and all other Storm Recovery Property.

(b)   Subject to the satisfaction or waiver of conditions specified in Section 2.02, the Issuer does hereby purchase the Storm Recovery Property from the Seller for the consideration set forth in Section 2.01(a).

(c)   The Seller and the Issuer each acknowledge and agree that the Purchase Price for the Storm Recovery Property sold pursuant to this Agreement is equal to its fair market value at the time of sale.

Section 2.02.  Conditions to Conveyance of the Storm Recovery Property. The obligation of the Seller to sell, and the obligation of the Issuer to purchase the Storm Recovery Property on the Closing Date shall be subject to and conditioned upon the satisfaction or waiver of each of the following conditions:

(i)   on or prior to the Closing Date, the Seller shall deliver to the Issuer a duly executed Bill of Sale identifying the Storm Recovery Property, substantially in the form of Exhibit A hereto;

(ii)   as of the Closing Date, the representations and warranties of the Seller in this Agreement shall be true and correct in all material respects and no material breach by the Seller of its covenants in this Agreement shall exist and the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer’s Certificate to such effect and no Servicer Default shall have occurred and be continuing;

(iii)   as of the Closing Date:

(A)   the Issuer shall have sufficient funds available to pay the Purchase Price,

(B)   all conditions set forth in the Indenture to the issuance of the Storm Recovery Bonds shall have been satisfied or waived, and

(C)   the Seller is not insolvent and will not have been made insolvent by the sale of the Storm Recovery Property and the Seller is not aware of any pending insolvency with respect to itself.

(iv)   on or prior to the Closing Date, the Seller shall have taken all actions required under the Securitization Act, the Financing Order and other applicable law to transfer to the Issuer ownership of the Storm Recovery Property, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture and the other Basic Documents; and the Issuer, or the Servicer on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Indenture Trustee a first priority perfected security interest in the Trust Estate and maintain such security interest as of such date (including all actions required under the Securitization Act, the Financing Order and the UCC enacted in the State of Louisiana and each other applicable jurisdiction);

(v)   the Seller shall have delivered to each Rating Agency and to the Issuer any Opinions of Counsel requested by the Rating Agencies;

(vi)   the Seller shall have delivered to the Indenture Trustee and the Issuer an Officer’s Certificate confirming the satisfaction of each relevant condition precedent specified in this Section 2.02; and

(vii)   the Seller shall have received the Purchase Price in funds immediately available on the Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

As of the Closing Date, the Seller makes the following representations and warranties on which the Issuer has relied and will rely in acquiring the Storm Recovery Property. The following representations and warranties are made under existing law as in effect as of the Closing Date. The Seller shall not be in breach of any representation or warranty herein as a result of a change in law occurring after the Closing Date, including by means of legislative enactment, constitutional amendment or voter initiative. The representations and warranties shall survive the sale of the Storm Recovery Property to the Issuer and the pledge thereof on the Closing Date to the Indenture Trustee pursuant to the Indenture.

Section 3.01.  Organization and Good Standing. The Seller is a corporation duly organized and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as currently owned or conducted.

Section 3.02.  Due Qualification. The Seller is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller’s business, operations, assets, revenues or properties).

Section 3.03.  Power and Authority. The Seller has the corporate power and authority to obtain the Financing Order and to execute and deliver this Agreement and to carry out its terms; to own the Storm Recovery Property under the Financing Order related to the Storm Recovery Bonds, and to sell and assign the Storm Recovery Property under the Financing Order to the Issuer, and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

Section 3.04.  Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

Section 3.05.  No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not: (i) conflict with or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, each as amended to the

Closing Date, or any indenture, mortgage, credit agreement or other agreement or instrument to which the Seller is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any Lien upon any of the Seller’s properties pursuant to the terms of any such indenture, agreement or other instrument (except for any Lien created by the Issuer under the Basic Documents in favor of the Indenture Trustee for the benefit of the Storm Recovery Bondholders and in accordance with the Securitization Act); or (iii) violate any existing law or any existing order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or its properties.

Section 3.06.  No Proceedings. Except as disclosed in the Issuer’s prospectus dated [●], 2024 relating to the Storm Recovery Bonds (the “Prospectus”), there are no proceedings pending and, to the Seller’s knowledge, (x) there are no proceedings threatened and (y) there are no investigations pending or threatened before any Governmental Authority having jurisdiction over the Seller or its properties involving or relating to the Seller or the Issuer or, to the Seller’s knowledge, any other Person:

(i)   asserting the invalidity of this Agreement, any of the other Basic Documents, the Storm Recovery Bonds, the Securitization Act or the Financing Order;

(ii)   seeking to prevent the issuance of the Storm Recovery Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents;

(iii)   seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Storm Recovery Bonds; or

(iv)   challenging the Seller’s treatment of the Storm Recovery Bonds as debt of the Seller for federal or state income, gross receipts or franchise tax purposes.

Section 3.07.  Approvals. Except for financing statement filings and continuation filings under the UCC (as enacted in the applicable jurisdictions) and the Securitization Act, no approval, authorization, consent, order or other action of, or filing with, any Governmental Authority is required under any applicable law, rule or regulation in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement.

Section 3.08.  The Storm Recovery Property.

(a)   Information. Subject to Section 3.14, all written information, as amended or supplemented from time to time prior to the date this representation is made, provided by the Seller to the Issuer with respect to the Storm Recovery Property (including the Financing Order and the Issuance Advice Letter) is true and correct in all material respects.

(b)   Effect of Transfer. It is the intention of the parties hereto that (other than for United States federal income tax purposes and, to the extent consistent with applicable state tax laws, state income and franchise tax purposes) the sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property herein contemplated constitutes a sale or other absolute transfer of all right, title and interest of the Seller in and to the Storm Recovery Property from the Seller to the Issuer. Upon execution and delivery of this Agreement and the Bill of Sale and payment of the Purchase Price, the Seller will have no right, title or interest in, to or under the Storm Recovery Property; and that such Storm Recovery Property would not be a part of the estate of the Seller as debtor in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No portion of the Storm Recovery Property has been sold, transferred, assigned, pledged or otherwise conveyed by the Seller to any Person other than the Issuer, and, to the Seller’s knowledge, no security arrangement, financing statement or equivalent security or lien instrument listing the Seller, as debtor, and covering all or a portion of the Storm Recovery Property, as collateral, is on file or of record in Louisiana, except such as may have been filed or recorded in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents.

(c)   Transfer Filings.

(i)   The Seller is the sole owner of the rights and interests under the Financing Order to be sold to the Issuer on the Closing Date.

(ii)   On the Closing Date, immediately upon the sale hereunder, the Storm Recovery Property will have been validly sold, assigned, transferred, set over and conveyed to the Issuer free and clear of all Liens (except for any Lien created by the Issuer under the Basic Documents in favor of the Indenture Trustee, for the benefit of the Storm Recovery Bondholders, and in accordance with the Securitization Act).

(iii)   All actions or filings (including filings with the Louisiana Filing Officer in accordance with the rules prescribed under the Securitization Act and the Louisiana UCC) necessary in any jurisdiction to give the Issuer a perfected ownership interest (subject to any Lien created by the Issuer under the Basic Documents in favor of the Indenture Trustee, for the benefit of the Storm Recovery Bondholders, and in accordance with Section 1231 of the Securitization Act) in the Storm Recovery Property and to grant to the Indenture Trustee a first priority perfected security interest in the Storm Recovery Property, free and clear of all Liens of the Seller or anyone else (except for any Lien created by the Issuer under the Basic Documents in favor of the Indenture Trustee, for the benefit of the Storm Recovery Bondholders, and in accordance with the Securitization Act), have been taken or made.

Section 3.09.  Solvency. After giving effect to the sale of the Storm Recovery Property hereunder, the Seller:

(i)   is solvent and expects to remain solvent,

(ii)   is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes,

(iii)   is not engaged and does not expect to engage in a business for which its remaining property represents an unreasonably small portion of its capital,

(iv)   reasonably believes that it will be able to pay its debts as they come due, and

(v)   is able to pay its debts as they come due and does not intend to incur, or believes that it will incur, indebtedness that it will not be able to repay at its maturity.

Section 3.10.  The Financing Order; Other Filings and Approvals.

(a)   The Financing Order was issued by the Louisiana Commission on July 3, 2024, in accordance with the Securitization Act; the Financing Order and the process by which it was issued comply with all applicable laws, rules and regulations of the State of Louisiana and the federal laws of the United States, and the Financing Order is final, non-appealable and in full force and effect.

(b)   As of the date of issuance of the Storm Recovery Bonds, the Storm Recovery Bonds will be entitled to the protections provided by the Securitization Act and the Financing Order, the Issuance Advice Letter and the Storm Recovery Charges authorized therein will have become irrevocable and not subject to reduction, impairment or adjustment by further action of the Louisiana Commission, except as permitted by Section 1228(C)(4) of the Securitization Act. The Issuance Advice Letter and the Rate Schedule Rider have been filed in accordance with the Financing Order and an officer of the Seller has provided the certification to the Louisiana Commission required by the Issuance Advice Letter. The initial Storm Recovery Charges and the final terms of the Storm Recovery Bonds set forth in the Issuance Advice Letter have become effective.

(c)   Under the laws of the State of Louisiana and the federal laws of the United States in effect on the Closing Date, no other approval, authorization, consent, order or other action of, or filing with any Governmental Authority is required in connection with the creation of the Storm Recovery Property transferred on the Closing Date, except those that have been obtained or made.

Section 3.11.  State Action.

(a)   Under the Securitization Act, the State of Louisiana has pledged that it will not alter the provisions of the part of the Securitization Act which authorizes the Louisiana Commission to create a contract right by the issuance of the Financing Order, to create Storm Recovery Property, and to make the Storm Recovery Charges imposed by the Financing Order irrevocable, binding and nonbypassable charges, take or permit any action that impairs or would impair the value of the Storm Recovery Property or, except as permitted by Section 1234 of the Securitization Act and except for Storm Recovery Charge Adjustments, reduce, alter or impair the Storm Recovery Charges imposed, collected and remitted for the benefit of the Storm Recovery Bondholders until the principal, interest and premium, if any, and any other charges incurred and contracts to be performed in connection with the Storm Recovery Bonds, have been paid and performed in full; provided, that nothing in Section 1234 of the Securitization Act shall preclude limitation or alteration if and when full compensation is made by law for the full protection of the

Storm Recovery Charges collected pursuant to the Financing Order and full protection of the Storm Recovery Bondholders and any assignee or financing party.

(b)   Under the laws of the State of Louisiana and the federal laws of the United States, a reviewing court of competent jurisdiction would hold that (x) the State of Louisiana could not constitutionally take any action of a legislative character, including the repeal or amendment of the Securitization Act, which would substantially limit, alter or impair the Storm Recovery Property or other rights vested in the Storm Recovery Bondholders pursuant to the Financing Order, or substantially limit, alter, impair or reduce the value or amount of the Storm Recovery Property, unless such action is a reasonable and necessary exercise of the State of Louisiana’s sovereign powers based on reasonable conditions and of a character reasonable and appropriate to the emergency or other significant and legitimate public purpose justifying such action, and, (y) under the takings clauses of the State of Louisiana and United States Constitutions, if the court concludes that the Storm Recovery Property is protected by the takings clauses, the State of Louisiana could not repeal or amend the Securitization Act or take any other action in contravention of its pledge referred to in subsection (a) above without paying just compensation to the Storm Recovery Bondholders, as determined by a court of competent jurisdiction, if doing so would constitute a permanent appropriation of a substantial property interest of the Storm Recovery Bondholders in the Storm Recovery Property and deprive the Storm Recovery Bondholders of their reasonable expectations arising from their investments in the Storm Recovery Bonds or substantially reduce, limit or impair the value of the Storm Recovery Property or the Storm Recovery Charges, prior to the time that the Storm Recovery Bonds are fully paid and discharged; however, there is no assurance that, even if a court were to award just compensation, it would be sufficient to pay the full amount of principal of and interest on the Storm Recovery Bonds.

(c)   Under the laws of the State of Louisiana and the United States Constitution, a Louisiana state court reviewing an appeal of the Louisiana Commission action of a legislative character would conclude that the Louisiana Commission Pledge (i) creates a binding contractual obligation of the State of Louisiana for purposes of the contract clauses of the United States and Louisiana Constitutions, and (ii) the Louisiana Commission could not take any action of a legislative character, including the rescission or amendment of the Financing Order, which such court determines violates the Louisiana Commission Pledge in a manner that substantially impairs or would substantially impair the value of the Storm Recovery Property or substantially reduces, alters or impairs the value of the Storm Recovery Property or the Storm Recovery Charges, prior to the time that the Storm Recovery Bonds are paid and performed in full, unless there is a judicial finding that the Louisiana Commission action clearly is exercised for a public end and is reasonably necessary to the accomplishment of that public end so as not to be arbitrary, capricious or an abuse of authority. There is no assurance, however, that, even if a court were to award just compensation it would be sufficient to pay the full amount of principal and interest on the Storm Recovery Bonds.

Section 3.12.  No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Securitization Act, the Financing Order, the Issuance Advice Letter, the Storm Recovery Property or the Storm Recovery Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

Section 3.13.  Tax Liens. The Seller is not aware of any judgment or tax Lien filings against the Issuer or the Seller that would result in a Lien on the Storm Recovery Property.

Section 3.14.  Assumptions. Based on information available to the Seller on the date hereof, the assumptions used in calculating the Storm Recovery Charges in the Issuance Advice Letter are reasonable and made in good faith; however, notwithstanding the foregoing, THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT BILLED STORM RECOVERY CHARGES WILL BE ACTUALLY COLLECTED FROM CUSTOMERS, OR THAT AMOUNTS ACTUALLY COLLECTED ARISING FROM THE STORM RECOVERY CHARGES WILL IN FACT BE SUFFICIENT TO MEET THE PAYMENT OBLIGATIONS ON THE STORM RECOVERY BONDS OR THAT THE ASSUMPTIONS USED IN CALCULATING SUCH STORM RECOVERY CHARGES WILL IN FACT BE REALIZED.

Section 3.15.  Creation of the Storm Recovery Property.

(a)   Upon the effectiveness of the Financing Order, the transfer of the Seller’s rights and interests under the Financing Order related to the Storm Recovery Property and the Issuer’s purchase of the Storm Recovery Property from the Seller pursuant to this Agreement, the Storm Recovery Property will constitute a present contract right vested in the Issuer.

(b)   Upon the effectiveness of the Financing Order, the Issuance Advice Letter and the Rate Schedule Rider, the transfer of the Seller’s rights and interests under the Financing Order and the Issuer’s purchase of the Storm Recovery Property from the Seller pursuant to this Agreement, the Storm Recovery Property includes:

(i)   the right to impose, bill, charge, collect and receive the Storm Recovery Charges, including the right to receive Storm Recovery Charges in amounts and at times sufficient to pay principal and interest on the Storm Recovery Bonds,

(ii)   the rights to obtain periodic adjustments of the Storm Recovery Charges as provided in the Financing Order, and

(iii)   all revenues, collections, claims, rights to payments, payments, money, or proceeds of or arising from the rights and interests resulting from the Storm Recovery Charges; and

(iv)   all other rights and interest of the Seller under the Financing Order, except the rights of Seller to earn and receive a rate of return on its invested capital in the Issuer, to receive administration and servicer fees, to withdraw funds from its Storm Recovery Reserve funded by the proceeds from the sale of the Storm Recovery Property (including to recover prudently incurred Storm Recovery Charges associated with the June 2023 Storms (as defined in the Financing Order) and future Storm Recovery Costs by netting against the Storm Recovery Reserve), or to use the Seller’s remaining portion of those proceeds,

(c)   Upon the effectiveness of the Issuance Advice Letter and the Rate Schedule Rider, the transfer of the Seller’s rights and interests under the Financing Order and the Issuer’s purchase of the Storm Recovery Property from the Seller on the Closing Date pursuant to this Agreement, the Storm Recovery Property will not be subject to any Lien created by a previous indenture.

Section 3.16.  Prospectus. As of the date hereof, the information describing the Seller under the captions “Review of Storm Recovery Property” and “The Depositor, Seller, Initial Servicer and Sponsor” in the Prospectus is true and correct in all material respects.

Section 3.17.  Nature of Representations and Warranties. The representations and warranties set forth in Section 3.08 and Section 3.10 through Section 3.16, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties’ good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Storm Recovery Bondholders are purchasing the Storm Recovery Bonds, and to reflect the parties’ agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and its permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Issuer and its permitted assigns will be entitled to enforce any rights and remedies under the Basic Documents on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

Section 3.18.  Waivers of Legal Warranties. The Seller makes no representation or warranty, express or implied, as to the solvency of any Customer on the Closing Date or as to the future solvency of any Customer. Further, the Issuer waives any right to rescind this Agreement or any conveyance pursuant to this Agreement in case of insolvency of any Customer, regardless of any actual or implied knowledge by Seller at any time of the insolvency of any Customer. Additionally, the Issuer agrees that this Agreement is not subject to a suspensive condition under Louisiana Civil Code Article 2450, notwithstanding that the imposition and collection of Storm Recovery Charges depends upon future acts such as the Servicer performing its servicing functions relating to the collection of Storm Recovery Charges, the future provision of electric service to Customers, and the future consumption by Customers of electricity.

ARTICLE IV

COVENANTS OF THE SELLER

Section 4.01.  Seller’s Existence. Subject to Section 5.02, so long as any of the Storm Recovery Bonds are Outstanding, the Seller shall (a) keep in full force and effect its existence and remain in good standing under the laws of the state of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby and (b) continue to operate its electric transmission and distribution system to provide transmission and distribution delivery service to its Louisiana Commission-jurisdictional area customers; and, to the extent that any interest in Storm Recovery Property is assigned, sold or transferred by the Issuer to another assignee, the Seller shall enter into an agreement with that assignee that requires the Seller (or its successor) to continue to operate its transmission and distribution delivery system to provide service to the Seller’s Louisiana Commission-jurisdictional area customers; and further (in each case) the Seller will undertake to collect, account and remit amounts in respect of the Storm Recovery Charges for the benefit and account of such assignee (or its financing party); provided, however, that this provision shall not prohibit the Seller from selling, assigning, or otherwise divesting its transmission system or distribution system (or any portions thereof) providing service to the Seller’s Louisiana Commission-jurisdictional area customers, by any method whatsoever, including (x) those specified in the Financing Order pursuant to which an entity becomes a successor, so long as the entities acquiring either such system or portion thereof agree to continue operating such facilities to provide service to Louisiana Commission-jurisdictional area customers, and (y) as specified in Section 5.02.

Section 4.02.  No Liens or Conveyances. Except for the conveyances hereunder or any Lien under the Basic Documents and any Lien granted pursuant to Section 1231 of the Securitization Act in favor of the Indenture Trustee for the benefit of the Storm Recovery Bondholders, the Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Storm Recovery Property, whether now existing or hereafter created, or any interest therein. The Seller shall not at any time assert any Lien against or with respect to the Storm Recovery Property, and shall defend the right, title and interest of the Issuer and the Indenture Trustee, as collateral assignee of the Issuer, in, to and under the Storm Recovery Property against all claims of third parties claiming through or under the Seller.

Section 4.03.  Use of Proceeds. The Seller will use the proceeds from the sale of the Storm Recovery Property to the Issuer in accordance with the Financing Order and the Securitization Act.

Section 4.04.  Delivery of Collections. In the event that the Seller receives collections in respect of the Storm Recovery Charges or the proceeds thereof other than in its capacity as the Servicer, the Seller agrees to pay to the Servicer, on behalf of the Issuer, all payments received by it in respect thereof as soon as practicable after receipt thereof; prior to such remittance to the Servicer by the Seller, the Seller agrees that such amounts are held by it in trust for the Issuer and the Indenture Trustee. If the Seller (i) becomes a party to any future trade receivables purchase and sale arrangement or similar arrangement under which the Seller sells all or any portion of its accounts receivables or (ii) sells additional storm recovery property or similar property to be created under a separate financing order and acts as servicer for such storm recovery property, or similar property, consisting of non-bypassable charges payable by the Customers comparable to those sold by the Seller pursuant to this Agreement, in connection with a separate issuance of bonds, in each case (A) the Seller and the other parties to such arrangement shall enter into an amendment or joinder to the Intercreditor Agreement, or into a separate intercreditor agreement, in connection therewith, (B) the terms of the documentation evidencing such trade receivables purchase and sale arrangement, storm recovery bond or other similar bonds or similar arrangement shall expressly exclude Storm Recovery Charges from any receivables property or other assets pledged or sold under such arrangement, and (C) the Rating Agency Condition shall be required to be satisfied.

Section 4.05.  Notice of Liens. The Seller shall notify the Issuer and the Indenture Trustee, in writing, promptly after becoming aware of any Lien on the Storm Recovery Property, other than

(a) the conveyance hereunder, (b) any Lien created in favor of the Storm Recovery Bondholders or (c) any Lien created by the Issuer under the Indenture.

Section 4.06.  Compliance with Law. The Seller shall comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to the Seller, except to the extent that failure to so comply would not materially adversely affect the Issuer’s or the Indenture Trustee’s interests in the Storm Recovery Property or under any of the Basic Documents to which the Seller is a party or the Seller’s performance of its obligations hereunder or under any of the other Basic Documents to which it is a party.

Section 4.07.  Covenants Related to the Storm Recovery Property.

(a)   So long as any of the Storm Recovery Bonds are Outstanding, the Seller shall:

(i)   treat the Storm Recovery Bonds as debt of the Issuer and not of the Seller, except for financial reporting, state or federal regulatory or tax purposes;

(ii)   disclose in its financial statements that the Issuer is, and the Seller is not, the owner of the Storm Recovery Property and that the assets of the Issuer are not available to pay creditors of the Seller or any of its Affiliates (other than the Issuer);

(iii)   unless, and to the extent, required by applicable law or directed or required by a Governmental Authority, disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles; and

(iv)   not own or purchase any Storm Recovery Bonds.

(b)   So long as any of the Storm Recovery Bonds are Outstanding,

(i)   in all proceedings relating directly or indirectly to the Storm Recovery Property, the Seller shall: (A) affirmatively certify and confirm that it has sold all of its rights and interests in and to the Storm Recovery Property to the Issuer (other than for financial reporting or tax purposes), and (B) not make any statement or reference in respect of the Storm Recovery Property that is inconsistent with the ownership thereof by the Issuer (other than for financial reporting or tax purposes or as required by state or federal regulatory purposes);

(ii)   the Seller shall not take any action in respect of the Storm Recovery Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as contemplated by the Basic Documents;

(iii)   The Seller shall not sell storm recovery property (or similar property) under a financing order in connection with the issuance of additional storm recovery bonds (or similar bonds) unless the Rating Agency Condition shall have been satisfied; and

(iv)   neither the Seller nor the Issuer shall take any action, file any tax return, or make any election inconsistent with the treatment of the Issuer, for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other taxes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Issuer).

(c)   The Seller agrees that upon the sale by the Seller of all of its rights and interests related to the Storm Recovery Property to the Issuer pursuant to this Agreement, to the fullest extent permitted by law, including applicable Louisiana Commission regulations and the Securitization Act, the Issuer shall have all of the rights originally held by the Seller with respect to the transferred Storm Recovery Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer in respect of the transferred Storm Recovery Property, notwithstanding any objection or direction to the contrary by the Seller (and the Seller agrees not to make any such objection or to take any such contrary action), and any payment to the Servicer by any Person responsible for remitting Storm Recovery Charges to the Servicer under the terms of the Financing Order or the Securitization Act or the Rate Schedule Rider shall discharge such Person’s obligations in respect of the Storm Recovery Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

Section 4.08.  Protection of Title. The Seller shall execute and file such filings, and cause to be executed (if applicable) and filed such filings, in such manner and in such places as may be required by law to fully preserve, maintain and protect the ownership interest of the Issuer and the security interest of the Indenture Trustee in the Storm Recovery Property, including all filings required under the Securitization Act and the Louisiana UCC relating to the transfer of the ownership of the rights and interests under the Financing Order by the Seller to the Issuer and the pledge of the Storm Recovery Property by the Issuer to the Indenture Trustee. The Seller shall deliver (or cause to be delivered) to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

Section 4.09.  Servicer Obligation to Undertake Legal Action. The Seller shall institute any action or proceeding reasonably necessary to compel performance by the Louisiana Commission or the State of Louisiana of any of their obligations or duties under the Securitization Act, the Financing Order or the Issuance Advice Letter relating to the transfer of the rights and interests under the Financing Order by the Seller to the Issuer and shall provide written notice to the Indenture Trustee of the institution of any such action. The Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, in each case as may be reasonably necessary:

(a)   to protect the Issuer and the Storm Recovery Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III; or

(b)   so long as the Seller is also the Servicer, to block or overturn any attempts to cause a repeal of, modification of or supplement to the Securitization Act, the Financing Order, the Issuance Advice Letter or the rights of Storm Recovery Bondholders by legislative enactment

(including any action of the Louisiana Commission of a legislative character) or constitutional amendment that would be materially adverse to the Issuer, the Indenture Trustee or the Storm Recovery Bondholders.

The costs of any such actions or proceedings shall be reimbursed by the Issuer to the Seller from amounts on deposit in the Collection Account as an Operating Expense (as such terms are defined in the Indenture) in accordance with the terms of the Indenture. The Seller’s obligations pursuant to this Section 4.09 shall survive and continue notwithstanding that the payment of Operating Expenses pursuant to the Indenture may be delayed (it being understood that the Seller may be required to advance its own funds to satisfy its obligation hereunder). The Seller designates the Issuer as its agent and attorney-in-fact to execute any filings of financing statements, continuation statements or other instruments required of the Seller pursuant to this Section 4.09, it being understood that the Issuer shall have no obligation to execute any such instruments.

Section 4.10.  Taxes. So long as any of the Storm Recovery Bonds are Outstanding, the Seller shall pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, businesses, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Storm Recovery Property; provided that no such tax need be paid if the Seller or any of its Affiliates is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such Affiliate has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

Section 4.11.  Filings Pursuant to Financing Order. The Seller shall comply with all filing requirements imposed upon the Seller in its capacity as such by the Financing Order, including making any such post-closing filings.

Section 4.12.  Issuance Advice Letter. The Seller hereby agrees not to withdraw the filing of the Issuance Advice Letter with the Louisiana Commission.

Section 4.13.  Rate Schedule Rider. The Seller hereby agrees to make all reasonable efforts to keep the Rate Schedule Rider in full force and effect at all times.

Section 4.14.  Notice of Breach to Rating Agencies, Etc. Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller’s representations, warranties or covenants contained herein, the Seller shall promptly provide written notice to the Issuer, the Indenture Trustee and the Rating Agencies of such breach. For the avoidance of doubt, any breach which would adversely affect scheduled payments on the Storm Recovery Bonds will be deemed to be a material breach for purposes of this Section 4.14.

Section 4.15.  Further Assurances. Upon the reasonable request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectually the provisions and purposes of this Agreement.

ARTICLE V

ADDITIONAL UNDERTAKINGS OF SELLER

The Seller hereby undertakes the obligations contained in this Article V and acknowledges that the Issuer shall have the right to assign its rights with respect to such obligations to the Indenture Trustee for the benefit of the Storm Recovery Bondholders.

Section 5.01.  Liability of the Seller; Indemnities.

(a)   THE SELLER SHALL BE LIABLE IN ACCORDANCE HEREWITH ONLY TO THE EXTENT OF THE OBLIGATIONS SPECIFICALLY UNDERTAKEN BY THE SELLER UNDER THIS AGREEMENT.

(b)   THE SELLER SHALL INDEMNIFY THE ISSUER AND THE INDENTURE TRUSTEE, FOR ITSELF AND ON BEHALF OF THE STORM RECOVERY BONDHOLDERS, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES AND AGENTS FOR, AND DEFEND AND HOLD HARMLESS EACH SUCH PERSON FROM AND AGAINST, ANY AND ALL TAXES (OTHER THAN ANY TAXES IMPOSED ON STORM RECOVERY BONDHOLDERS SOLELY AS A RESULT OF THEIR OWNERSHIP OF STORM RECOVERY BONDS) THAT MAY AT ANY TIME BE IMPOSED ON OR ASSERTED AGAINST ANY SUCH PERSON UNDER EXISTING LAW AS OF THE CLOSING DATE AS A RESULT OF THE SALE AND ASSIGNMENT OF THE SELLER’S RIGHTS AND INTERESTS UNDER THE FINANCING ORDER BY THE SELLER TO THE ISSUER, THE ACQUISITION OR HOLDING OF THE STORM RECOVERY PROPERTY BY THE ISSUER OR THE ISSUANCE AND SALE BY THE ISSUER OF THE STORM RECOVERY BONDS, INCLUDING ANY SALES, GROSS RECEIPTS, TANGIBLE PERSONAL PROPERTY, PRIVILEGE, FRANCHISE OR LICENSE TAXES, BUT EXCLUDING ANY TAXES IMPOSED AS A RESULT OF A FAILURE OF SUCH PERSON TO PROPERLY WITHHOLD OR REMIT TAXES IMPOSED WITH RESPECT TO PAYMENTS ON ANY STORM RECOVERY BOND, IN THE EVENT AND TO THE EXTENT SUCH TAXES ARE NOT RECOVERABLE AS FINANCING COSTS, IT BEING UNDERSTOOD THAT THE STORM RECOVERY BONDHOLDERS SHALL BE ENTITLED TO ENFORCE THEIR RIGHTS AGAINST THE SELLER UNDER THIS SECTION 5.01(b) SOLELY THROUGH A CAUSE OF ACTION BROUGHT FOR THEIR BENEFIT BY THE INDENTURE TRUSTEE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.

(c)   THE SELLER SHALL INDEMNIFY THE ISSUER AND THE INDENTURE TRUSTEE, FOR ITSELF AND ON BEHALF OF THE STORM RECOVERY BONDHOLDERS, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES AND AGENTS (EACH, AN “INDEMNIFIED PARTY”) FOR, AND DEFEND AND HOLD HARMLESS EACH SUCH PERSON FROM AND AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, ACTIONS, SUITS OR PAYMENTS OF ANY KIND WHATSOEVER THAT MAY BE IMPOSED ON OR ASSERTED AGAINST ANY SUCH INDEMNIFIED PARTY TOGETHER WITH ANY REASONABLE COSTS AND EXPENSES INCURRED BY SUCH INDEMNIFIED PARTY, SUBJECT TO THE OTHER LIMITATIONS SET FORTH IN THIS AGREEMENT, IN EACH CASE AS A RESULT

OF THE SELLER’S BREACH OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS CONTAINED IN THIS AGREEMENT.

(d)   INDEMNIFICATION UNDER THIS SECTION 5.01 SHALL SURVIVE THE RESIGNATION OR REMOVAL OF THE INDENTURE TRUSTEE AND THE TERMINATION OF THIS AGREEMENT AND SHALL INCLUDE REASONABLE FEES AND EXPENSES OF INVESTIGATION AND LITIGATION (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES AND THE COSTS AND EXPENSES OF DEFENDING ANY CLAIM OR BRINGING ANY CLAIM TO ENFORCE SUCH INDEMNIFICATION OBLIGATIONS), EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT. THE SELLER SHALL NOT INDEMNIFY ANY INDEMNIFIED PARTY UNDER THIS SECTION 5.01 FOR ANY CHANGES IN LAW AFTER THE CLOSING DATE, INCLUDING BY MEANS OF LEGISLATIVE ENACTMENT, CONSTITUTIONAL AMENDMENT OR VOTER INITIATIVE, OR FOR ANY LIABILITY RESULTING SOLELY FROM A DOWNGRADE IN ANY RATING OF THE STORM RECOVERY BONDS BY ANY RATING AGENCY. THE SELLER SHALL NOT INDEMNIFY THE INDENTURE TRUSTEE OR ITS OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES OR AGENTS UNDER THIS SECTION 5.01 AGAINST ANY LIABILITY, OBLIGATION, CLAIM, ACTION, SUIT OR PAYMENT OF ANY KIND ARISING OUT OF THE WILLFUL MISCONDUCT, NEGLIGENCE OR BAD FAITH OF ANY SUCH PERSON.

(e)   THE SELLER SHALL NOT BE REQUIRED TO INDEMNIFY AN INDEMNIFIED PARTY UNDER THIS SECTION 5.01 FOR ANY AMOUNT PAID OR PAYABLE BY SUCH INDEMNIFIED PARTY IN THE SETTLEMENT OF ANY ACTION, PROCEEDING OR INVESTIGATION WITHOUT THE PRIOR WRITTEN CONSENT OF THE SELLER WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

(f)   PROMPTLY AFTER RECEIPT BY AN INDEMNIFIED PARTY OF NOTICE OF THE COMMENCEMENT OF ANY ACTION, PROCEEDING OR INVESTIGATION, SUCH INDEMNIFIED PARTY SHALL, IF A CLAIM IN RESPECT THEREOF IS TO BE MADE AGAINST THE SELLER UNDER THIS SECTION 5.01, NOTIFY THE SELLER IN WRITING OF THE COMMENCEMENT THEREOF. FAILURE BY A PARTY TO SO NOTIFY THE SELLER SHALL RELIEVE THE SELLER FROM THE OBLIGATION TO INDEMNIFY AND HOLD HARMLESS SUCH INDEMNIFIED PARTY UNDER THIS SECTION 5.01 ONLY TO THE EXTENT THAT THE SELLER SUFFERS ACTUAL PREJUDICE AS A RESULT OF SUCH FAILURE.

(g)   WITH RESPECT TO ANY ACTION, PROCEEDING OR INVESTIGATION BROUGHT BY A THIRD PARTY FOR WHICH INDEMNIFICATION MAY BE SOUGHT UNDER SECTION 5.01(c), THE SELLER SHALL BE ENTITLED TO CONDUCT AND CONTROL, AT ITS EXPENSE AND WITH COUNSEL OF ITS CHOOSING THAT IS REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY, THE DEFENSE OF ANY SUCH ACTION, PROCEEDING OR INVESTIGATION (IN WHICH CASE THE SELLER SHALL NOT THEREAFTER BE RESPONSIBLE FOR THE FEES AND EXPENSES OF ANY SEPARATE COUNSEL RETAINED BY THE INDEMNIFIED PARTY EXCEPT AS SET FORTH BELOW); PROVIDED THAT THE INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO PARTICIPATE IN SUCH ACTION, PROCEEDING OR

INVESTIGATION THROUGH COUNSEL CHOSEN BY IT AND AT ITS OWN EXPENSE. NOTWITHSTANDING THE SELLER’S ELECTION TO ASSUME THE DEFENSE OF ANY ACTION, PROCEEDING OR INVESTIGATION, THE INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL (INCLUDING LOCAL COUNSEL), AND THE SELLER SHALL BEAR THE REASONABLE FEES, COSTS AND EXPENSES OF SUCH SEPARATE COUNSEL IF (I) THE DEFENDANTS IN ANY SUCH ACTION INCLUDE BOTH THE INDEMNIFIED PARTY AND THE SELLER AND THE INDEMNIFIED PARTY SHALL HAVE REASONABLY CONCLUDED THAT THERE MAY BE LEGAL DEFENSES AVAILABLE TO IT THAT ARE DIFFERENT FROM OR ADDITIONAL TO THOSE AVAILABLE TO THE SELLER, (II) THE SELLER SHALL NOT HAVE EMPLOYED COUNSEL REASONABLY SATISFACTORY TO THE INDEMNIFIED PARTY TO REPRESENT THE INDEMNIFIED PARTY WITHIN A REASONABLE TIME AFTER NOTICE OF THE INSTITUTION OF SUCH ACTION, (III) THE SELLER SHALL AUTHORIZE THE INDEMNIFIED PARTY TO EMPLOY SEPARATE COUNSEL AT THE EXPENSE OF THE SELLER OR (IV) IN THE CASE OF THE INDENTURE TRUSTEE, SUCH ACTION EXPOSES THE INDENTURE TRUSTEE TO A MATERIAL RISK OF CRIMINAL LIABILITY OR FORFEITURE OR A SERVICER DEFAULT HAS OCCURRED AND IS CONTINUING. NOTWITHSTANDING THE FOREGOING, THE SELLER SHALL NOT BE OBLIGATED TO PAY FOR THE FEES, COSTS AND EXPENSES OF MORE THAN ONE SEPARATE COUNSEL FOR THE INDEMNIFIED PARTIES OTHER THAN ONE LOCAL COUNSEL, IF APPROPRIATE.

NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL ANY SUCH FOREGOING INDEMNITY EXTEND TO THE COLLECTIBILITY OF THE STORM RECOVERY CHARGES FROM ANY PERSON RESPONSIBLE FOR REMITTING STORM RECOVERY CHARGES TO THE SERVICER UNDER THE TERMS OF THE FINANCING ORDER, THE SECURITIZATION ACT OR THE RATE SCHEDULE RIDER, OR THE CREDITWORTHINESS OF ANY SUCH PERSON OR THE INABILITY OR FAILURE OF SUCH PERSON TO TIMELY PAY ALL OR A PORTION OF THE STORM RECOVERY CHARGES. THE REMEDIES PROVIDED IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE REMEDIES AGAINST THE SELLER FOR BREACH OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS IN THIS AGREEMENT.

Section 5.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Seller.

Any Person:

(a)   into which the Seller may be merged, converted or consolidated and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller in the State of Louisiana (or, if the transmission and distribution business is split, any Person which the Louisiana Commission designates in connection with an order relating to such split),

(b)   which results from the division of the Seller into two or more Persons and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller in the State of Louisiana (or, if the transmission and distribution business is split, any

Person which the Louisiana Commission designates in connection with an order relating to such split),

(c)   which may result from any merger, conversion or consolidation to which the Seller shall be a party and which succeeds to all or substantially all of the electric transmission and distribution business of the Seller in the State of Louisiana (or, if the transmission and distribution business is split, any Person which the Louisiana Commission designates in connection with an order relating to such split),

(d)   which may purchase or otherwise succeed to the properties and assets of the Seller in the State of Louisiana substantially as a whole and which purchases or to otherwise succeeds to all or substantially all of the electric transmission and distribution business of the Seller in the State of Louisiana (or, if the transmission and distribution business is split, any Person which the Louisiana Commission designates in connection with an order relating to such split), or

(e)   which may otherwise purchase or succeed to all or substantially all of the electric transmission and distribution business of the Seller in the State of Louisiana (or, if the transmission and distribution business is split, any Person which the Louisiana Commission designates in connection with an order relating to such split), which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement (a “Permitted Successor”), shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that

(i)   immediately after giving effect to such transaction, no representation, warranty or covenant made by the Seller pursuant to Article III or Article IV shall have been breached in any material respect and, to the extent the Seller is the Servicer, no Servicer Default and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing,

(ii)   the Rating Agencies shall have received prior written notice of such transaction,

(iii)  the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, conversion, merger, division or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,

(iv)  the Seller shall have delivered to the Issuer and the Indenture Trustee an Opinion of Counsel either

(A)   stating that, in the opinion of such counsel, all filings to be made by the Seller, including filings with the Louisiana Commission pursuant to the Securitization Act and the UCC (as enacted in the applicable jurisdictions), that are necessary fully to preserve and protect the respective interests of the Issuer and the Indenture Trustee in the Storm Recovery Property have been executed and filed, and reciting the details of such filings, or

(B)   stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests, and

(v)   the Seller shall have delivered to the Issuer, the Indenture Trustee and the Rating Agencies an opinion of independent tax counsel (as selected by, and in form and substance satisfactory to the Seller, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such transaction will not result in a material adverse federal income tax consequence to the Issuer, the Indenture Trustee or the Storm Recovery Bondholders.

The Seller shall not consummate any transaction referred to in clauses (a), (b), (c), (d) or (e) above except upon execution of the above described agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above. When any Person acquires the properties and assets of the Seller in the State of Louisiana substantially as a whole and succeeds to all or substantially all of the electric transmission and distribution business of the Seller in the State of Louisiana (or, if the transmission and distribution business is split, any Person which the Louisiana Commission designates in connection with an order relating to such split), or otherwise becomes the successor to the Seller in accordance with the terms of this Section 5.02, then upon the satisfaction of all of the other conditions of this Section 5.02, the Seller shall automatically and without further notice be released from its obligations hereunder.

Section 5.03. Limitation on Liability of the Seller and Others. The Seller and any director, manager, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.07, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01. Amendment.

(a)   This Agreement may be amended from time to time (without the consent of the Indenture Trustee or any of the Storm Recovery Bondholders) in writing by the Seller and the Issuer with ten Business Days’ prior written notice given to the Rating Agencies and, in the case of any amendment that increases Ongoing Financing Costs, if the Louisiana Commission has consented thereto or has been conclusively deemed to have consented thereto pursuant to this Section 6.01, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Storm Recovery Bondholders; provided, however, that the Issuer and the Indenture Trustee shall receive an Officer’s Certificate stating that the execution of such amendment shall not adversely affect in any material respect the interests of any Holder; or (ii) to conform the provisions hereof to the description of this Agreement in the Prospectus.

(b)    In addition, this Agreement may be amended in writing by the Seller and the Issuer if (i) the Rating Agency Condition has been satisfied in connection therewith, (ii) the Indenture Trustee has consented thereto (acting at the written direction of Seller) and (iii) in the case of any amendment that increases Ongoing Financing Costs, the Louisiana Commission has consented thereto or has been conclusively deemed to have consented thereto. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

(c)    With respect to the Louisiana Commission’s consent to any amendment to this Agreement, the Seller may submit the amendment to the Louisiana Commission by delivering to the Louisiana Commission’s executive counsel a written request for such consent, which request shall contain:

(i)   a reference to Docket No. U-36174 and a statement as to the expected effect of the amendment on Ongoing Financing Costs;

(ii)  an Officer’s Certificate stating that the proposed amendment has been approved by all relevant parties to this Agreement; and

(iii)  a statement identifying the person to whom the Louisiana Commission or its staff is to address its consent to the proposed amendment or otherwise respond to the request.

(iv)   Any amendment requiring the consent of the Louisiana Commission as provided in this Section 6.01 shall become effective on the later of:

(A)   the date proposed by the parties to the amendment, or

(B)   31 days after such submission of the amendment to the Louisiana Commission unless the Louisiana Commission issues an order disapproving the amendment within a 30-day period.

(d)    Prior to the execution of any amendment to this Agreement, the Issuer and, if applicable, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and all conditions precedent have been satisfied. The Issuer and, if applicable, the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects their own rights, protections, duties, indemnities or immunities under this Agreement or otherwise. Following delivery of a notice to the Louisiana Commission by the Seller under Section 6.01(c) above, the Seller and Issuer may at any time withdraw from the Louisiana Commission further consideration of any notification of a proposed amendment.

Section 6.02.  Notices. Unless otherwise specifically provided herein, all demands, notices and communications upon or to the Seller, the Issuer, the Indenture Trustee, the Louisiana Commission or the Rating Agencies under this Agreement shall be in writing, delivered personally, via electronic transmission, reputable overnight courier or by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt:

(a)   in the case of the Seller, to Southwestern Electric Power Company, 1 Riverside Plaza, Columbus, Ohio 43215, Attention: Treasurer, Email: Treasury_Operations_AEP@aep.com;

(b)   in the case of the Issuer, to SWEPCO Storm Recovery Funding LLC, 428 Travis Street, Shreveport, Louisiana 71101, Attention: VP Regulatory & Financing, Email: Treasury_Operations_AEP@aep.com;

(c)   in the case of Moody’s, to Moody’s Investors Service, Inc., ABS/RMBS Monitoring Department, 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Email: ServicerReports@moodys.com (all such notices to be delivered to Moody’s in writing by email), and solely for purposes of Rating Agency Condition communications: abscormonitoring@moodys.com;

(d)   in the case of S&P, to Standard & Poor’s Ratings Group, Inc., Structured Credit Surveillance, 55 Water Street, New York, New York 10041, Telephone: (212) 438-8991, Email: servicer_reports@spglobal.com (all such notices to be delivered to S&P in writing by email);

(e)   in the case the Indenture Trustee, at the Corporate Trust Office, and

(f)   in the case of the Louisiana Commission, to Galvez Building, 12th Floor, 602 North Fifth Street, Baton Rouge, Louisiana 70802, Attention: Executive Secretary;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 6.03. Assignment by the Seller. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

Section 6.04. Pledge to the Indenture Trustee. The Seller hereby acknowledges and consents to any pledge and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Storm Recovery Bondholders of all right, title and interest of the Issuer in, to and under this Agreement and the Storm Recovery Property and the proceeds thereof and the pledge of any or all of the Issuer’s rights hereunder to the Indenture Trustee.

Section 6.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer and the Indenture Trustee, on behalf of itself and the Storm Recovery Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 6.06.  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.07.  Separate Counterparts; Electronic Signatures. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each party hereto agrees that this Agreement may be electronically signed, that any digital or electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by facsimile, email or other electronic transmission.

Section 6.08.  Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 6.09.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 6.10.  Limitation of Liability. It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Secured Parties, in the exercise of the powers and authority conferred and vested in it. The Indenture Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

Section 6.11.  Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Issuer shall be effective unless the Indenture Trustee has given its prior written consent thereto. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. After the effectiveness thereof, Seller shall provide prompt written notice of any material waiver to the Rating Agencies and the Louisiana Commission. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 6.12.  Nonpetition Covenants.

(a)    Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding-up or liquidation of the affairs of the Issuer.

(b)    Notwithstanding any prior termination of this Agreement or the Indenture, the Issuer shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of the property of the Seller, or ordering the winding-up or liquidation of the affairs of the Seller.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

SWEPCO STORM RECOVERY FUNDING LLC, as Issuer

By:
Name:
Title:

SOUTHWESTERN ELECTRIC POWER COMPANY, as Seller

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Indenture Trustee under the Indenture

By:
Name:
Title:

Signature Page to Sale Agreement

EXHIBIT A

BILL OF SALE

1.  This Bill of Sale is being delivered pursuant to the Storm Recovery Property Sale Agreement, dated as of [●], 2024 (the “Sale Agreement”), between Southwestern Electric Power Company (the “Seller”) and SWEPCO Storm Recovery Funding LLC (the “Issuer”). All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sale Agreement.

2.  In consideration of the Issuer’s payment to the Seller of $[●], receipt of which is hereby acknowledged, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in, to and under the Storm Recovery Property identified on Schedule 1 hereto (such sale, transfer, assignment, setting over and conveyance of the Storm Recovery Property includes, to the fullest extent permitted by the Securitization Act, the right to impose, bill, charge, collect and receive the Storm Recovery Charges related to the Storm Recovery Property, as the same may be adjusted from time to time, the right to obtain periodic adjustments to Storm Recovery Charges and the assignment of all revenues, collections, claims, rights to payments, payments, money or proceeds of or arising from Storm Recovery Charges related to the Storm Recovery Property, as the same may be adjusted from time to time, regardless of whether such revenues, collections, claims, rights to payment, payments, money, or proceeds are imposed, billed, received, collected or maintained together with or commingled with other revenues, collections, rights to payment, payments, money or proceeds). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale or other absolute transfer and, pursuant to Section 1230(1) of the Securitization Act and other applicable law, is an absolute transfer and true sale and is not a secured transaction and title and ownership has passed to the Issuer. The preceding sentence is the statement referred to in Section 1230 of the Securitization Act. The Seller agrees and confirms that, after giving effect to the sale, transfer, assignment, setting over and conveyance evidenced by this Bill of Sale, the Seller has no right, title or interest in, to or under the Storm Recovery Property. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 1230(1) of the Securitization Act, then such sale, transfer, assignment, setting over and conveyance shall be treated as a pledge of the Storm Recovery Property and as the creation of a security interest (within the meaning of the Securitization Act and the UCC) in the Storm Recovery Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Storm Recovery Property to the Issuer, the Seller hereby grants a security interest in the Storm Recovery Property to the Issuer (and to the Indenture Trustee for the benefit of the Storm Recovery Bondholders) to secure their respective rights under the Basic Documents to receive the Storm Recovery Charges and all other Storm Recovery Property.

3.  The Issuer does hereby purchase the Storm Recovery Property identified on Schedule 1 hereto from the Seller for the consideration set forth in paragraph 2 above.

4.  The Seller and the Issuer each acknowledge and agree that the Purchase Price for the Storm Recovery Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value on the date hereof.

Exhibit A, Page 1

5.  The Seller confirms that each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all material respects on the date hereof as if made on the date hereof.

6.  This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

7.  THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A, Page 2

IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill of Sale as of the [●] day of [●], 2024.

SWEPCO STORM RECOVERY FUNDING LLC, as Issuer

By:
Name:
Title:

SOUTHWESTERN ELECTRIC POWER COMPANY, as Seller

By:
Name:
Title:

Exhibit A, Page 3

SCHEDULE 1

to

BILL OF SALE

Storm Recovery Property

All of Seller’s rights and interest under Financing Order Number U-36174-B (including, without limitation, rights to impose, bill, charge, collect and receive the “storm recovery charges” (as defined in the Securitization Act) approved in such Financing Order) issued by the Louisiana Commission on July 3, 2024 (Docket No. U-36174) pursuant to the Securitization Act, except the rights of Seller to earn and receive a rate of return on its invested capital in the Issuer, to receive administration and servicer fees, to withdraw funds from its Storm Recovery Reserve funded by the proceeds from the sale of the Storm Recovery Property (including to recover prudently incurred Storm Recovery Costs associated with the June 2023 Storms (as defined in the Financing Order) and future Storm Recovery Costs by netting against the Storm Recovery Reserve), or to use the Seller’s remaining portion of those proceeds. This Bill of Sale covers the foregoing described Storm Recovery Property described in such Financing Order.

Schedule 1, Page 1